UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2020  (November 11, 2020)

NET 1 UEPS TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Florida	000-31203	98-0171860
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

President Place, 4th Floor, Cnr.
Jan Smuts Avenue and Bolton Road
 Rosebank, Johannesburg, South Africa
(Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: 011-27-11-343-2000

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Shares	UEPS	NASDAQ Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.

The annual meeting of shareholders of Net 1 UEPS Technologies, Inc. (the "Company") was held on November 11, 2020.

Proposal No. 1-Election of Directors

All director nominees were elected and the votes cast were as follows:

Director	Votes for	Votes withheld	Broker non-votes
Jabu A. Mabuza	29,203,387	987,558	12,543,326
Alex M.R. Smith	28,324,720	1,866,225	12,543,326
Antony C. Ball	28,789,843	1,401,102	12,543,326
Ian O. Greenstreet	29,214,988	975,957	12,543,326
Ali Mazanderani	28,334,222	1,856,723	12,543,326
Kuben Pillay	29,202,612	988,333	12,543,326
Ekta Singh-Bushell	23,542,753	6,648,192	12,543,326

Proposal No. 2-Ratification of Selection of Independent Registered Public Accounting Firm

The ratification of the selection of Deloitte & Touche (South Africa) as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2021, was approved and the votes cast were as follows:

Votes cast
For	Against	Abstain
41,739,130	948,783	46,358

Proposal No. 3-A Non-Binding Advisory Vote to Approve Executive Compensation

The compensation of the Company's named executive officers was approved, on an advisory, non-binding basis, and the votes cast were as follows:

Votes cast
For	Against	Abstain	Broker non-votes
11,689,603	11,090,739	7,410,603	12,543,326

Proposal No. 4-A Non-Binding Advisory Vote Regarding Whether an Advisory Vote on Executive Compensation Will Occur Every One, Two or Three Years

The votes cast on this proposal were as follows:

Votes cast
Every year	Every two years	Every three years	Abstain	Broker non- votes
30,095,343	9,758	20,595	65,249	12,543,326

The Company will hold future advisory votes on executive compensation every year.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NET 1 UEPS TECHNOLOGIES, INC.
Date: November 12, 2020	By: /s/ Alex M.R. Smith Name: Alex M.R. Smith Title: Chief Financial Officer